EXHIBIT 32.1


        CERTIFICATION PURSUANT TO 18 U.S.C.SECTION 1350,
           AS ADOPTED PURSUANT TO SECTION 906 OF THE
                   SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of DYNASIL CORPORATION OF AMERICA (the "Company") on Form 10QSB for the period ended June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John Kane, President, Chief Executive Officer and Chief

Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



                                    /s/ John Kane
                              -------------------
                              John Kane
                              President, Chief Executive Officer
                              and Chief Financial Officer


August 13, 2004